UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 04, 2006 (Date of earliest event reported)
Williams Controls, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-18083 (Commission File Number)	84-1099587 (IRS Employer Identification Number)

14100 SW 72nd Avenue (Address of principal executive offices)		97224 (Zip Code)
503-684-8600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 29, 2006, Williams Controls, Inc. (the "Company"), received notice that the NASDAQ Stock Market LLC had approved the Company's application for listing of its common stock on the NASDAQ Global Market. The Company's common stock will begin trading on the NASDAQ Global Market at the opening of the market on October 9, 2006, under the trading symbol "WMCO." Until that time, the Company's common stock will continue to be traded on the over-the-counter market.

A copy of the Company's press release concerning the foregoing, dated October 4, 2006, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Williams Controls, Inc. dated October 04, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 04, 2006	WILLIAMS CONTROLS, INC. By: /s/ Dennis E. Bunday Dennis E. Bunday Executive Vice President & CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Williams Controls, Inc. dated October 04, 2006